UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      September 30, 2017

TX HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-32335	58-2558702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12080 Virginia Blvd., Ashland, Kentucky 41102

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (606) 928-1131

________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN REPORT

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On September 29, 2017, Mr. Bobby G. Fellers resigned as a member of the board of directors of TX Holdings, Inc., a Georgia corporation (the “Company”), effective October 1, 2017. Mr. Fellers’ resignation was not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company thanks Mr. Fellers for his service and commitment during his tenure as a director of the Company.

Appointment of New Director

On October 1, 2017, following the resignation of Mr. Fellers, the board of directors appointed Mr. Jose Fuentes as a director, effective immediately, to fill the vacancy arising from the resignation of Mr. Fellers.

Jose Fuentes. Mr. Fuentes, age 70, has been Chief Financial Officer of the Company since May 12, 2008. Commencing in 2006 and through 2007, Mr. Fuentes was the Company’s VP of Finance. Mr. Fuentes has over thirty-five years of financial related experience including in the energy sector. The majority of his early career, after leaving public accounting, was spent at Atlantic Richfield Co., where he held several progressively responsible financial roles including his most recent position as Vice President of Finance, Planning and Control for Arco Indonesia. From there, Mr. Fuentes served as Vice President of Finance and CFO at PJM Interconnection, LLC. Mr. Fuentes received a Bachelor of Science degree in accounting from Saint John’s University in New York and is a Certified Public Accountant.

There is no arrangement or understanding between Mr. Fuentes and any other persons pursuant to which Mr. Fuentes was selected as a director. In addition, Mr. Fuentes is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TX HOLDINGS, INC.

Date: October 3, 2017	By: /s/ William Shrewsbury Chief Executive Officer and Chairman

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